This submission is being made solely to obtain contract identifiers for the following variable and index-linked annuity contracts under Lincoln Life Variable Annuity Account N (811-08517):
Contract:                      Lincoln Level Advantage® Design B-Share Indexed Variable Annuity (333-222786)
Lincoln Level Advantage® Design Advisory Indexed Variable Annuity (333-222786)

Any questions on this submission should be directed to Scott Durocher of The Lincoln National Life Insurance Company at 860-466-1222.